As filed with the Securities and Exchange Commission on September 15, 2004

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Amedisys, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	11-3131700
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

11100 Mead Road, Suite 300
Baton Rouge, Louisiana 70816
(225) 292-2031 or (800) 467-2662
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

William F. Borne
Chief Executive Officer
Amedisys, Inc.
11100 Mead Road, Suite 300
Baton Rouge, Louisiana 70816
(225) 292-2031 or (800) 467-2662
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Anthony J. Correro III, Esq.	Anna Pinedo, Esq.
Correro Fishman Haygood Phelps	Morrison & Foerster LLP
Walmsley & Casteix, L.L.P.	1290 Avenue of the Americas
201 St. Charles Avenue, 46th Floor	New York, New York 10104-0012
New Orleans, Louisiana 70170-4600	(212) 468-8179
(504) 586-5252

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

     If any of the Securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☐

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering: ☒ 333-118352

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: ☐

CALCULATION OF REGISTRATION FEE

Proposed Maximum
		Proposed Maximum	Aggregate
Title of Each Class of	Amount to	Offering Price	Offering	Amount of
Securities to be Registered	be Registered(2)	Per Share(3)	Price(3)	Registration Fee(4)
Common Stock, $0.001 par value per share (1)	460,000	$27.50	$12,650,000	$1,602.76

(1)	Includes associated common stock purchase rights (“Rights”) to purchase an unspecified number of shares of common stock with an aggregate market price of twice the exercise price of $15.00, subject to adjustment. Rights initially are attached to and trade with the common stock and will not be exercisable until specified events occur.

(2)	The 460,000 shares of Common Stock being registered in this Registration Statement is in addition to the 2,300,000 shares of Common Stock registered pursuant to Registrant’s Registration Statement on Form S-3 (File No. 333-118352).

(3)	Estimated in accordance with Rule 457 of the Securities Act of 1933, as amended, based on the actual offering price to the public of $27.50.

(4)	A Registration fee of $8,593.68 was paid on August 18, 2004 in connection with the registration of 2,300,000 shares of Common Stock pursuant to the Registrant’s Registration Statement on Form S-3 (File No. 333-118352). The Registrant certifies to the Securities and Exchange Commission (the “Commission”) that it has instructed its bank to pay to the Commission the filing fee of $1,602.76 for the additional securities being registered hereby by wire transfer as soon as practicable (but in any event no later than the close of business on September 16, 2004).

THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

INFORMATION INCORPORATED BY REFERENCE

     We are filing this registration statement with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This registration statement relates to the public offering of securities contemplated by the registration statement on Form S-3 (File No. 333-118352), originally filed by us on August 18, 2004, as amended, and is being filed for the sole purpose of increasing the amount of shares of common stock to be registered by 460,000 shares. The information set forth in the registration statement on Form S-3 filed by us with the Securities and Exchange Commission (File No. 333-118352) is incorporated by reference herein.

1

PART II

Item 16. Exhibits

     Exhibits and Index of Exhibits

a) Exhibits.

Exhibit
Number	Description of Document
1.1	Form of Underwriting Agreement (previously filed as Exhibit 1.1 to Registration Statement No. 333-118352)
2.1	Asset purchase agreement by and between Amedisys, Inc. and Professional Home Health, Brookwood Home Care Services, Memorial Home Care, Spalding Regional Home Health, Tenet Home Care of Palm Beach, Tenet Home Care of Broward County, St. Mary’s Hospital Home Health, Tenet Home Care of Miami-Dade, First Community Home Care, Cypress-Fairbanks Home Health, St. Francis Home Health and Hospice, and Brookwood Health Services, Inc. (previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed March 16, 2004)
2.2	Amendment to asset purchase agreement by and between Amedisys, Inc. and Professional Home Health, Brookwood Home Care Services, Memorial Home Care, Spalding Regional Home Health, Tenet Home Care of Palm Beach, Tenet Home Care of Broward County, St. Mary’s Hospital Home Health, Tenet Home Care of Miami-Dade, First Community Home Care, Cypress-Fairbanks Home Health, St. Francis Home Health and Hospice, and Brookwood Health Services, Inc. (previously filed as Exhibit 2.2 to the Current Report on Form 8-K filed March 16, 2004)
2.3	Second amendment to asset purchase agreement by and between Amedisys, Inc. and Professional Home Health, Brookwood Home Care Services, Memorial Home Care, Spalding Regional Home Health, Tenet Home Care of Palm Beach, Tenet Home Care of Broward County, St. Mary’s Hospital Home Health, Tenet Home Care of Miami-Dade, First Community Home Care, Cypress-Fairbanks Home Health, St. Francis Home Health and Hospice, and Brookwood Health Services, Inc. (previously filed as Exhibit 2.3 to the Current Report on Form 8-K filed March 16, 2004)
2.4	Third amendment to asset purchase agreement by and between Amedisys, Inc. and Professional Home Health, Brookwood Home Care Services, Memorial Home Care, Spalding Regional Home Health, Tenet Home Care of Palm Beach, Tenet Home Care of Broward County, St. Mary’s Hospital Home Health, Tenet Home Care of Miami-Dade, First Community Home Care, Cypress-Fairbanks Home Health, St. Francis Home Health and Hospice, and Brookwood Health Services. Inc. (previously filed as Exhibit 2.4 to the Current Report on Form 8-K filed March 16, 2004)
2.5	Fourth amendment to asset purchase agreement by and between Amedisys, Inc. and Professional Home Health, Brookwood Home Care Services, Memorial Home Care, Spalding Regional Home Health, Tenet Home Care of Palm Beach, Tenet Home Care of Miami-Dade, First Community Home Care, Cypress-Fairbanks Home Health, St. Francis Home Health and Hospice, and Brookwood Health Services, Inc. (previously filed as Exhibit 2.5 to the Current Report on Form 8-K/A filed July 15, 2004)
2.6	Fifth amendment to asset purchase agreement by and between Amedisys, Inc. and Professional Home Health, Brookwood Home Care Services, Memorial Home Care, Spalding Regional Home Health, Tenet Home Care of Palm Beach, Tenet Home Care of Miami-Dade, First Community Home Care, Cypress-Fairbanks Home Health, St. Francis Home Health and Hospice, and Brookwood Health Services, Inc. (previously filed as Exhibit 2.6 to the Current Report on Form 8-K/A filed July 15, 2004)
2.7	Asset Purchase Agreement between Amedisys Mississippi, L.L.C. and Vicksburg Healthcare, LLC (previously filed as Exhibit 2.7 to the Quarterly Report on Form 10-Q filed August 9, 2004)
4.1	Credit agreement with General Electric Capital Corporation (previously filed as Exhibit 4.1 to the Quarterly Report on Form 10-Q filed May 13, 2004)
4.2	Common Stock Specimen (previously filed as an exhibit to the Annual Report on Form 10-KSB for the year ended December 31, 1994)
4.3	Shareholder Rights Agreement (previously filed as Exhibit 4 to the Current Report on Form 8-K filed June 16, 2000, and as Exhibit 4 to the Registration Statement on Form 8-A12G filed June 16, 2000)

Exhibit
Number	Description of Document
5.1	Opinion of Correro Fishman Haygood Phelps Walmsley & Casteix, L.L.P. as to the legality of the securities being registered (filed herewith)
10.1	Settlement Agreement between the Office of Inspector General of the Department of Health and Human Services and Amedisys Specialized Medical Services and Amedisys, Inc. (previously filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed November 10, 2003)
10.2	Corporate Integrity Agreement between the Office of Inspector General of the Department of Health and Human Services and Amedisys Specialized Medical Services and Amedisys, Inc. (previously filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q filed November 10, 2003)
10.4	Amended and Restated Amedisys, Inc. 1998 Stock Option Plan (previously filed as Exhibit 10.4 to the Registration Statement on Form S-3 filed March 11, 1998)
10.8.1	Employment Agreement between Amedisys, Inc. and William F. Borne (previously filed as Exhibit 10.8 to the Annual Report on Form 10-K filed March 19, 2001)
10.8.2	Amendment to Employment Agreement by and between Amedisys, Inc. and William F. Borne (previously filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed May 15, 2003)
10.9.1	Employment Agreement between Amedisys, Inc. and Larry Graham (previously filed as Exhibit 10.9 to the Annual Report on Form 10-K filed March 19, 2001)
10.9.2	Amendment to Employment Agreement by and between Amedisys, Inc. and Larry Graham (previously filed as Exhibit 10.10 to the Annual Report on Form 10-K filed March 19, 2001)
10.9.3	Second Amendment to Employment Agreement by and between Amedisys, Inc. and Larry Graham (previously filed)
10.10.1	Employment Agreement between Amedisys Inc. and Gregory H. Browne (previously filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed August 14, 2002)
10.10.2	Amendment to Employment Agreement between Amedisys Inc. and Gregory H. Browne (previously filed)
10.14	Director’s Stock Option Plan (previously filed as Exhibit 10.12 to the Quarterly Report on Form 10-Q filed May 14, 2001)
10.15	Modification Agreement by and between CareSouth Home Health Services, Inc. and Amedisys, Inc. (previously filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed November 14, 2001)
10.16	Software License Agreement by and between CareSouth Home Health Services, Inc. and Amedisys, Inc. (previously filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q filed November 14, 2001)
21.1	List of Subsidiaries (previously filed)
23.1	Consent of Correro Fishman Haygood Phelps Walmsley & Casteix, L.L.P. (included in Exhibit 5.1)
23.2	Consent of KPMG LLP (filed herewith)
23.3	Consent of KPMG LLP (filed herewith)
24.1	Power of Attorney (previously filed as Exhibit 24.1 to Registration Statement No. 333-118352)

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on the 15th day of September, 2004.

AMEDISYS, INC.
/s/ WILLIAM F. BORNE
William F. Borne
Chief Executive Officer and Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signature	Title	Date
/s/ WILLIAM F. BORNE William F. Borne	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	September 15, 2004
/s/ GREGORY H. BROWNE Gregory H. Browne	Chief Financial Officer (Principal Financial and Accounting Officer)	September 15, 2004
* Jake L. Netterville	Director	September 15, 2004
* David R. Pitts	Director	September 15, 2004
* Peter F. Ricchiuti	Director	September 15, 2004
* Ronald A. LaBorde	Director	September 15, 2004
* Donald A. Washburn	Director	September 15, 2004
*By: /s/ GREGORY H. BROWNE Gregory H. Browne Attorney-In-Fact

Exhibit Index

Exhibit
Number	Description of Document
1.1	Form of Underwriting Agreement (previously filed as Exhibit 1.1 to Registration Statement No. 333-118352)
2.1	Asset purchase agreement by and between Amedisys, Inc. and Professional Home Health, Brookwood Home Care Services, Memorial Home Care, Spalding Regional Home Health, Tenet Home Care of Palm Beach, Tenet Home Care of Broward County, St. Mary’s Hospital Home Health, Tenet Home Care of Miami-Dade, First Community Home Care, Cypress-Fairbanks Home Health, St. Francis Home Health and Hospice, and Brookwood Health Services, Inc. (previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed March 16, 2004)
2.2	Amendment to asset purchase agreement by and between Amedisys, Inc. and Professional Home Health, Brookwood Home Care Services, Memorial Home Care, Spalding Regional Home Health, Tenet Home Care of Palm Beach, Tenet Home Care of Broward County, St. Mary’s Hospital Home Health, Tenet Home Care of Miami-Dade, First Community Home Care, Cypress-Fairbanks Home Health, St. Francis Home Health and Hospice, and Brookwood Health Services, Inc. (previously filed as Exhibit 2.2 to the Current Report on Form 8-K filed March 16, 2004)
2.3	Second amendment to asset purchase agreement by and between Amedisys, Inc. and Professional Home Health, Brookwood Home Care Services, Memorial Home Care, Spalding Regional Home Health, Tenet Home Care of Palm Beach, Tenet Home Care of Broward County, St. Mary’s Hospital Home Health, Tenet Home Care of Miami-Dade, First Community Home Care, Cypress-Fairbanks Home Health, St. Francis Home Health and Hospice, and Brookwood Health Services, Inc. (previously filed as Exhibit 2.3 to the Current Report on Form 8-K filed March 16, 2004)
2.4	Third amendment to asset purchase agreement by and between Amedisys, Inc. and Professional Home Health, Brookwood Home Care Services, Memorial Home Care, Spalding Regional Home Health, Tenet Home Care of Palm Beach, Tenet Home Care of Broward County, St. Mary’s Hospital Home Health, Tenet Home Care of Miami-Dade, First Community Home Care, Cypress-Fairbanks Home Health, St. Francis Home Health and Hospice, and Brookwood Health Services. Inc. (previously filed as Exhibit 2.4 to the Current Report on Form 8-K filed March 16, 2004)
2.5	Fourth amendment to asset purchase agreement by and between Amedisys, Inc. and Professional Home Health, Brookwood Home Care Services, Memorial Home Care, Spalding Regional Home Health, Tenet Home Care of Palm Beach, Tenet Home Care of Miami-Dade, First Community Home Care, Cypress-Fairbanks Home Health, St. Francis Home Health and Hospice, and Brookwood Health Services, Inc. (previously filed as Exhibit 2.5 to the Current Report on Form 8-K/A filed July 15, 2004)
2.6	Fifth amendment to asset purchase agreement by and between Amedisys, Inc. and Professional Home Health, Brookwood Home Care Services, Memorial Home Care, Spalding Regional Home Health, Tenet Home Care of Palm Beach, Tenet Home Care of Miami-Dade, First Community Home Care, Cypress-Fairbanks Home Health, St. Francis Home Health and Hospice, and Brookwood Health Services, Inc. (previously filed as Exhibit 2.6 to the Current Report on Form 8-K/A filed July 15, 2004)
2.7	Asset Purchase Agreement between Amedisys Mississippi, L.L.C. and Vicksburg Healthcare, LLC (previously filed as Exhibit 2.7 to the Quarterly Report on Form 10-Q filed August 9, 2004)
4.1	Credit agreement with General Electric Capital Corporation (previously filed as Exhibit 4.1 to the Quarterly Report on Form 10-Q filed May 13, 2004)
4.2	Common Stock Specimen (previously filed as an exhibit to the Annual Report on Form 10-KSB for the year ended December 31, 1994)
4.3	Shareholder Rights Agreement (previously filed as Exhibit 4 to the Current Report on Form 8-K filed June 16, 2000, and as Exhibit 4 to the Registration Statement on Form 8-A12G filed June 16, 2000)
5.1	Opinion of Correro Fishman Haygood Phelps Walmsley & Casteix, L.L.P. as to the legality of the securities being registered (filed herewith)
10.1	Settlement Agreement between the Office of Inspector General of the Department of Health and Human Services and Amedisys Specialized Medical Services and Amedisys, Inc. (previously filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed November 10, 2003)
10.2	Corporate Integrity Agreement between the Office of Inspector General of the Department of Health and Human Services and Amedisys Specialized Medical Services and Amedisys, Inc. (previously filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q filed November 10, 2003)

Exhibit
Number	Description of Document
10.4	Amended and Restated Amedisys, Inc. 1998 Stock Option Plan (previously filed as Exhibit 10.4 to the Registration Statement on Form S-3 filed March 11, 1998)
10.8.1	Employment Agreement between Amedisys, Inc. and William F. Borne (previously filed as Exhibit 10.8 to the Annual Report on Form 10-K filed March 19, 2001)
10.8.2	Amendment to Employment Agreement by and between Amedisys, Inc. and William F. Borne (previously filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed May 15, 2003)
10.9.1	Employment Agreement between Amedisys, Inc. and Larry Graham (previously filed as Exhibit 10.9 to the Annual Report on Form 10-K filed March 19, 2001)
10.9.2	Amendment to Employment Agreement by and between Amedisys, Inc. and Larry Graham (previously filed as Exhibit 10.10 to the Annual Report on Form 10-K filed March 19, 2001)
10.9.3	Second Amendment to Employment Agreement by and between Amedisys, Inc. and Larry Graham (previously filed)
10.10.1	Employment Agreement between Amedisys Inc. and Gregory H. Browne (previously filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed August 14, 2002)
10.10.2	Amendment to Employment Agreement between Amedisys Inc. and Gregory H. Browne (previously filed)
10.14	Director’s Stock Option Plan (previously filed as Exhibit 10.12 to the Quarterly Report on Form 10-Q filed May 14, 2001)
10.15	Modification Agreement by and between CareSouth Home Health Services, Inc. and Amedisys, Inc. (previously filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed November 14, 2001)
10.16	Software License Agreement by and between CareSouth Home Health Services, Inc. and Amedisys, Inc. (previously filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q filed November 14, 2001)
21.1	List of Subsidiaries (previously filed)
23.1	Consent of Correro Fishman Haygood Phelps Walmsley & Casteix, L.L.P. (included in Exhibit 5.1)
23.2	Consent of KPMG LLP (filed herewith)
23.3	Consent of KPMG LLP (filed herewith)
24.1	Power of Attorney (previously filed as Exhibit 24.1 to Registration Statement No. 333-118352)